UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

CB Richard Ellis Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32983	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

865 South Figueroa Street, Suite 3400, Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 438-4880

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 10, 2004, CB Richard Ellis Group, Inc. (the “Company”) issued a press release announcing that it had priced an underwritten initial public offering of its Class A Common Stock (the “Common Stock”). A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission and has been declared effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit

99	Press release dated June 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004	CB Richard Ellis Group, Inc.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press release dated June 10, 2004.